POWER OF ATTORNEY

                               KEELEY FUNDS, INC.

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, members of the Board of Directors of the Keeley Funds, Inc. (the "Corporation"), hereby constitute and appoint John L. Keeley, Jr. and Mark E. Zahorik, and each of them, their true and lawful attorneys and agents to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in their capacity as members of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to any and all series of Keeley Funds; and the undersigned hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed to these presents, as of this 27th day of March, 2006.


   s/JOHN L. KEELEY, JR.                          s/ELWOOD P. WALMSLEY
   ---------------------                          --------------------
   John L. Keeley, Jr.                            Elwood P. Walmsley



   s/JOHN G. KYLE                                 s/JEROME J. KLINGENBERGER
   --------------                                 -------------------------
   John G. Kyle                                   Jerome J. Klingenberger


   s/JOHN F. LESCH                                s/SEAN W. LOWRY
   ---------------                                ---------------
   John F. Lesch                                  Sean W. Lowry


                                                  s/WALTER D. FITZGERALD
                                                  ----------------------
                                                  Walter D. Fitzgerald